UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

Commission File Number

Exact Name of Registrant as Specified in its Charter, State or other
Jurisdiction of Incorporation,
Address of Principal Executive Offices, Zip Code, and Registrant's
Telephone Number, Including Area Code

IRS Employer Identification No.

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 525 South Tryon Street Charlotte, North Carolina 28202 800-488-3853	20-2777218
1-6196	PIEDMONT NATURAL GAS COMPANY, INC. (a North Carolina corporation) 525 South Tryon Street Charlotte, North Carolina 28202 800-488-3853	56-0556998

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Duke Energy	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Duke Energy	Depositary Shares each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC
Duke Energy	3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange LLC
Duke Energy	3.85% Senior Notes due 2034	DUK 34	New York Stock Exchange LLC
Duke Energy	3.75% Senior Notes due 2031	DUK 31A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 29, 2025 by Duke Energy Corporation (“Duke Energy”) and Piedmont Natural Gas Company, Inc., a North Carolina corporation (“Piedmont”) and wholly owned subsidiary of Duke Energy, Piedmont entered into an Asset Purchase Agreement by and between Piedmont and Spire Tennessee Inc., a Delaware corporation and successor-in-interest to Spire Inc., a Missouri corporation (“Buyer”), dated as of July 27, 2025 (the “Purchase Agreement”). Subject to the terms and conditions set forth therein, Piedmont agreed to sell its Tennessee natural gas local distribution company business to Buyer (the “Transaction”). On March 31, 2026, and pursuant to the Purchase Agreement, Piedmont completed the Transaction for $2.48 billion in cash, subject to customary purchase price adjustments as set forth in the Purchase Agreement.

The unaudited pro forma financial information of Piedmont as of December 31, 2025, after giving effect to the Transaction, is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 2.01 by reference.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to Piedmont’s Form 10-Q for the quarterly period ended September 30, 2025, filed on November 7, 2025, and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 31, 2026, Duke Energy issued a press release announcing the completion of the Transaction. A copy of the press release is attached hereto as Exhibit 99.2.

The information contained in this Item 7.01 (including Exhibit 99.2) is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Duke Energy under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Forward-Looking Information

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. Forward-looking statements are based on management’s beliefs and assumptions. These forward-looking statements are identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “outlook,” “guidance,” and similar expressions. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These risks and uncertainties are identified and discussed in Duke Energy’s Form 10-K for the year ended December 31, 2025, and subsequent quarterly reports filed with the SEC and available at the SEC’s website at www.sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than Duke Energy has described. Duke Energy expressly disclaims an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The following unaudited pro forma financial information of Piedmont, after giving effect to the Transaction, is attached hereto as Exhibit 99.1:

•	Unaudited Pro Forma Consolidated Balance Sheet of Piedmont as of December 31, 2025; and
•	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2025.

(d) Exhibits.

2.1	Asset Purchase Agreement, dated as of July 27, 2025, by and between Piedmont Natural Gas Company, Inc. and Spire Inc. (incorporated by reference to Exhibit 2.1 to the Quarterly Report on Form 10-Q of Piedmont Natural Gas Company, Inc. filed on November 7, 2025, File No. 001-6196).
99.1	Unaudited Pro Forma Consolidated Financial Information of Piedmont Natural Gas Company, Inc.
99.2	Press Release, dated March 31, 2026, issued by Duke Energy Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
PIEDMONT NATURAL GAS COMPANY, INC.

Date: April 1, 2026	By:	/s/ David S. Maltz
David S. Maltz
Vice President, Legal, Chief Governance Officer and Corporate Secretary